SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C.  20549

                                            __________

                                            FORM 8-K

                                       CURRENT REPORT

                                 Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

                                            __________


                                           June 24, 1996
                             Date of Report (Date of earliest event reported)


                             CAMBRIDGE BIOTECH CORPORATION
                             (Exact name of registrant as specified in charter)


             Delaware                    0-12081                     04-2726626
          (State or other            (Commission File             (IRS Employer
          jurisdiction of                Number)         Identification Number)
          incorporation)



                          365 Plantation Street, Biotechnology Research Park
                                  Worcester, Massachusetts  01605
                          (Address of principal executive offices and zip code)

                                          (508) 797-5777
                           (Registrant's telephone number, including area code)

                                          Not applicable
                  (Former name or former address, if changed since last report)








          Item 2.

          Cambridge Biotech Corporation, debtor and debtor-in-possession ("CBC"), United States Bankruptcy Court for the District of Massachusetts, Western Division ("Bankruptcy Court"), Case No. 94-43054-JFQ has disposed of assets relating to its business in Enteric and Lyme disease ELISA diagnostic test products (the "Enterics Business"). The Enterics Business was sold to Meridian Diagnostics, Inc. ("Meridian") pursuant to an Asset Purchase Agreement with Meridian dated as of June 24, 1996. The transaction closed on June 24, 1996 pursuant to an order of the Bankruptcy Court.

          The Enterics Business includes the development, manufacture, and marketing of a line of screening and confirmatory assay products (the "Products") which are used to detect infection of certain gastrointestinal diseases and Lyme disease. Included within the assets sold to Meridian are patents and patent applications owned by CBC and patent rights granted to CBC relating to the Products, trade secrets and technical information relating to the manufacture, sale, or use of the Products, trademarks and trademark applications and registrations relating to the Products, and certain equipment relating to the manufacturing of the Products.

          The total consideration paid by Meridian at the closing was $5,701,000 of which $200,000 represented an advance royalty payment. Meridian will also pay to CBC approximately $650,527 within 30 days of the closing for certain inventory purchased at closing and a "royalty" of 2% of annual Product sales in excess of $2,500,000 for a five year period. The final consideration was determined pursuant to a sealed bid procedure ordered by the Bankruptcy Court.

          CBC also entered into a Supply Agreement with Meridian effective June 24, 1996 under which CBC will manufacture Products for Meridian for a period of up to six months.


          Item 7.  Financial Statements and Exhibits.

                   (b)     Pro forma Financial Information,

                           Notes to Pro forma Financial Statements,

                           Unaudited pro forma Balance Sheet as of March 31,
                           1996,

                           Unaudited pro forma Statement of Operations for the period ending December 31, 1996,

                           Unaudited pro forma Statement of Operations for the period ending March 31, 1996.

                   (c)     Exhibits

                           2.1 Asset Purchase Agreement between Cambridge Biotech Corporation and Meridian Diagnostics, Inc. dated as of June 24, 1996. Meridian and CBC executed an Information Letter containing further "due diligence" information with respect to the assets purchased which CBC will furnish supplementally to the Commission upon request.




                    CAMBRIDGE BIOTECH CORPORATION
                  PRO FORMA BALANCE SHEET (UNAUDITED)

                           MARCH 31, 1996

The following unaudited pro forma balance sheet of Cambridge Biotech Corporation gives effect to the sale by Cambridge Biotech Corporation of certain assets of its Enterics business to Meridian Diagnostics Inc., as of March 31, 1996. Cambridge Biotech Corporation's investment in the Enterics business is shown as a single investment. This pro forma balance sheet is not indicative of the actual financial position had the sale of these assets occurred at March 31, 1996.

This statement should be read in conjunction with the audited financial statements of Cambridge Biotech Corporation filed with the Securities and Exchange Commission (the "SEC") in its annual report on Form 10-K for the fiscal year ended December 31, 1995.

- ----------------------------------------------------------------------------
                    CAMBRIDGE BIOTECH CORPORATION
                       (Debtor-In-Possession)
      Pro Forma Consolidated Condensed Balance Sheet (unaudited)
                          March 31, 1996
                          (In thousands)
Assets                                            Adjustments     Unaudited
                              Actual   Enterics    (Note B)       Pro Forma

Current Assets
   Cash and cash
   equivalents              $  8,797   $     0     $  6,352       $ 15,149
   Marketable securities           0         0                           0
   Accounts receivable
    trade (less allowance
    for doubtful accounts
    of $160,000)               3,655         0                       3,655
    Other receivables            131         0                         131
    Inventories                4,492       508                       3,984
    Prepaid expenses and
     other current assets        674         0                         674
                               -----      ----        ------         -----
     Total current assets     17,749       508        6,352         23,593

Investment in Enterics             0      (639)        (639)

Property,Plant, and
  Equipment, Net               6,324       102                       6,222

Patents and Purchased
  Technology, Net                820        29                         791

Other Assets                     105         0                         105
                               -----       ---         -----         -----
Total Assets                 $24,998    $    0      $  5,713      $ 30,711

Liabilities & Shareholder's
Equity

Current Liabilities:
    Accounts payable        $    798    $    0      $             $    798
    Accrued royalties            646         0                         646
    Accrued professional
      fees                       830         0                         830
    Accrued incentive
      compensation             1,247         0                       1,247
    Accrued restructuring
      costs                      217         0                         217
    Accrued expenses           2,285         0                       2,285
    Deferred revenue           3,038         0                       3,038
                               -----      ----        -------        -----
Total Current Liabilities      9,061         0             0         9,061

Deferred Revenue               1,952         0                       1,952

Liabilities Subject to
  Chapter 11 Proceedings       9,889         0                       9,889
                               -----      ----         ------        -----
Total Liabilities             20,902         0             0        20,902

Minority Interest                  9         0                           9

Shareholders' Equity
  Preferred stock, per
    value $.01 per share
    authorized, 5,000,000
    shares, none issued
  Common stock, par value
    $.01 per share,
    authorized 40,000,000
    shares issued,
    26,057,006 shares            261                                   261
  Additional Paid in
    Capital                  120,382                               120,382
  Unearned Compensation         (138)                                 (138)
  Deficit                   (116,418)                   5,713     (110,705)
                            ---------     ------       ------      -------
Total Shareholders' Equity     4,087          0         5,713        9,800

Total Liabilities and
  Shareholders' Equity      $ 24,998     $    0       $ 5,713     $ 30,711
                              ======      =====         =====       ======

The accompanying notes are an integral part of the proforms financial information.
- -----------------------------------------------------------------------------
                      CAMBRIDGE BIOTECH CORPORATION
                PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)
                 FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                    FOR THE QUARTER ENDED MARCH 31, 1996

The following unaudited pro forma statements of operations of Cambridge Biotech Corporation give effect to the sale by Cambridge Biotech Corporation of certain assets of its Enteric business to Meridian Diagnostics Inc., immediately prior to the beginning of the fiscal year ended December 31, 1995 and the fiscal quarter ended March 31, 1996.
These pro forma statements of operations are not indicative of the results which would have occurred if the sale had occurred at the beginning of each of the fiscal periods presented or which may occur in the future.

This statement should be read in conjunction with the audited financial statements of Cambridge Biotech Corporation filed with the SEC in its annual report on Form 10-K for the fiscal year ended December 31, 1995.
- -----------------------------------------------------------------------------

                     CAMBRIDGE BIOTECH CORPORATION
                       (Debtor-In-Possession)
      Pro Forma Consolidated Statement of Operations (unaudited)

                 For the Year Ended December 31, 1995
               (In thousands, except per share amounts)
                                                              Unaudited
Revenue:                           Actual       Enterics      Pro Forma

Product Sales                    $ 20,854       $  3,717      $  17,137
Research and development            5,137              0          5,137
Royalties                           1,877              0          1,877
                                    -----          -----          -----
      Total revenue                27,868          3,717         24,151

Cost and expenses:
Cost of sales                      16,156          2,081         14,075
Research & development              6,454            326          6,128
Selling, general &
  administrative                    9,955            760          9,195
                                    -----          -----          -----
    Total cost and expenses        32,565          3,167         29,398

Other:
Other income and interest
  expense net of interest
  income                              581              0            581

Income/(Loss) from operations
  before reorganization items
  and income tax benefit            -----           -----         -----
                                   (4,116)           550         (4,666)

Reorganization items:
Professional fees                  (1,200)                       (1,200)
Interest earned on accumulated
  cash resulting from Chapt.11
  proceedings                         387                           387
                                    -----                         -----
    Total reorganization items       (813)                         (813)

Income/(Loss) from operations
  before income tax benefit/
  (expense)                         -----           -----         -----
                                   (4,929)           550         (5,479)

Income tax expense                     (4)                           (4)
                                    -----           -----         ------
Income/(Loss) before
minority interest                  (4,933)           550         (5,483)

Minority Interest                      (9)                           (9)
                                    -----           -----         ------
Net income (loss)              $   (4,492)       $   550       $ (5,492)
                                    =====           =====         ======
Net income (loss) per share    $    (0.19)                     $  (0.21)
                                    =====                         ======
Weighted average number
  of common shares                 26,057                        26,057

The accompanying notes are an integral part of the pro forma financial information.
- -----------------------------------------------------------------------------
                        CAMBRIDGE BIOTECH CORPORATION
                           (Debtor-In-Possession)
         Pro Forma Consolidated Statement of Operations (unaudited)
                     For the Quarter Ended March 31, 1996
                   (In thousands, except per share amounts)
                                                              Unaudited
                                 Actual       Enterics        Pro Forma
Revenue:
Product Sales                  $  5,589     $    1,158        $   4,431
Research & Development            1,346              0            1,346
Royalties                           452              0              452
                                 ------          -----            -----
   Total revenue                  7,387          1,158            6,229

Cost and expenses:
Cost of sales                     3,721            466            3,255
Research & Development            1,410             82            1,328
Selling, general and
 administrative                   2,063            181            1,882
                                  -----          -----            -----
   Total cost & expenses          7,194            729            6,465

Other:
Other income and interest
  expense net of interest
  income                             93              0               93

Income/(Loss) from operations
  before reorganization items
  and income tax benefit            ----         -----            -----
                                    286            429             (143)

Reorganization items:
Professional fees                  (256)                           (256)
Interest earned on accumulated
  cash resulting from Chapter
  11 proceedings                    114                             114
                                   ----                            ----
  Total reorganization items       (142)                           (142)

Income/(Loss) from operations
  before income tax benefit/
  (expense)                        ----           -----             ----
                                    144            429             (285)

Income tax expense                   (2)                             (2)
                                    ----          -----             ----
Income/(Loss) before minority
interest                            142            429             (287)

Minority Interest                    (1)                             (1)
                                   ----           -----             ----
Net income (loss)               $   141          $ 429          $  (288)
                                   ====           =====            =====

Net income (loss) per share     $  0.01                         $ (0.01)

Weighted average number
  of common shares               26,057                          26,057

The accompanying notes are an integral part of the pro forma financial information.
- -----------------------------------------------------------------------------
                      CAMBRIDGE BIOTECH CORPORATION

                   NOTES TO PROFORMA FINANCIAL STATEMENTS

Note A.   Basis of Presentation

      On June 24, 1996, Cambridge Biotech Corporation (the "Company") sold certain assets of the Enterics business to Meridian Diagnostics, Inc. ("MDI") for approximately $6,351,527 in cash. The Company will recognize a pre-tax gain of approximately $5,713,000 in the second fiscal quarter of 1996.

      The unaudited Pro Forma Consolidated Condensed Statements of Operations reflect the Company's results of operations for the year ended December 31, 1995 and the quarter ended March 31, 1996, on a pro forma basis assuming the transactions had been completed as of December 31, 1994 and December 31, 1995 respectively. The unaudited Pro Forma Consolidated Balance Sheet at March 31, 1996, assumes that the transactions had been completed on that date.

      The financials of the Enterics business are intended to present management's estimates of the results of operations and financial condition of the Business. Certain of the costs and expenses presented in the financial statements of the Enterics business represent allocations and management estimates of the cost of services provided to the Business. As a result, the financial statements presented may not be indicative of the results that would have been achieved had the Business operated as a non-affiliated entity.

Note B.   Proforma Adjustments:

      The balance sheet as of March 31, 1996 gives effect to the following pro forma adjustments:

      (a)  to record the sale of selected assets of the business

      (b)  to record the cash proceeds as an addition to cash

      (c)  to record the gain on the sale of the Enterics business




                               SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CAMBRIDGE BIOTECH CORPORATION



     Date:  July 9, 1996                    /s/ Alison Taunton-Rigby
                                            ___________________________
                                            Alison Taunton-Rigby, President